Exhibit 99.23

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-18689-RTB
)
TFS-DI, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	August, 2006
)
	)	DATE PETITION FILED:	22-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	71-0926311

Nature of Debtor's Business: TFS-DI was a sales representative for Three-Five Systems, Inc.
to sell display products and holder of distribution rights for Data International related products.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		11/6/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		11/6/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

	Accounts for TFS-DI, Inc	See Notes to Financial Statements for additional information.
	Year 2006			7/31/06 Tax	8/31/06 Tax	7/31/06 Book	8/31/06 Book
Balance Sheet
	Intangible Asset		Taxable Cost	2,450,000	2,450,000	3,816,167	3,816,167
	Accumulated Depreciation		Depreciation	(270,835)	(270,835)	(1,682,401)	(1,682,401)
	Net Intangible Asset		Net	2,179,166	2,179,166	2,133,766	2,133,766

			Right not paid	1,366,167	1,366,167	-	-
			Org Costs	-	-
	Total Assets			3,545,333	3,545,333	2,133,766	2,133,766

	Amount owing to Parent			1,997,189	1,997,189	1,997,189	1,997,189
	Note Payable ST			1,481,000	1,481,000	1,481,000	1,481,000
	Note Payable LT			-	-	-	-
	Capital			100	100	100	100
	Accumulated Profits			67,044	67,044	(1,344,523)	(1,344,523)
	Total Liabilities & Equity			3,545,332	3,545,332	2,133,765	2,133,765

Income Statement				YTD 7/31/06	YTD 8/31/06	YTD 7/31/06	YTD 8/31/06
	Sales	Commission		-	-	-	-

	Costs	Salaries		-	-	-	-
		Benefits		-	-	-	-
		Office Lease		-	-	-	-
		Communications/MIS		-	-	-	-
		Office Supplies		-	-	-	-
		Travel		-	-	-	-
		Amortization of Intangible		-	-	-	-
		Org Costs Capitalization
		Org Costs Amortization		-	-
		Interest		-	-	-	-
		Total Costs for profit calc		-	-	-	-

	Net Profit for Year			-	-	-	-

Notes to Financial Statements
TFS-DI, Inc.
As of August 31, 2006

The financial statements of TFS-DI, Inc. included herein are prepared to report business activity to the U S Bankruptcy Court for the District of Arizona (Court) using Court- prescribed formats, are not audited, are not prepared using GAAP, do not represent the consolidated TFS entity, do not include all GAAP-required disclosures, and should not be relied upon for investment decisions.

TFS-DI is a wholly owned subsidiary of Three-Five Systems, Inc. (TFS).  Three-Five Systems, Inc. (TFS) sold all of its operating divisions, income producing facilities, equipment, and inventories in calendar 2005 and on September 8, 2005 filed for protection of the Court under Chapter 11.  TFS-DI filed for bankruptcy protection of the Court under Chapter 11 on September 22, 2005.  Subsequently, on August 30, 2006, its Joint Plan of Reorganization for Three-Five Systems, Inc. and TFS-DI (Plan) was approved and became effective on September 11, 2006.  The Plan provided, among other things, for retention by its shareholders of 100% of their shares.  Consequently, TFS does not qualify for “Fresh Start” accounting as defined in SOP 90-7.  Readers are directed to http/www.cptgroup.com for a complete copy of the Plan, Disclosure Statement, and other relevant disclosures of activity of TFS and TFS-DI.

TFS has filed suit in U S Bankruptcy Court against a party to a contract alleging among other things breach of contract.  The defendant has filed a counter claim for $5.5 million which TFS denies.  However, TFS and TFS DI together have recorded liabilities of $4.5 million for note payments to, and inventory purchases from the defendant.